UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2021

TherapeuticsMD, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-00100	87-0233535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

951 Yamato Road, Suite 220

Boca Raton, FL 33431

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 961-1900

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TXMD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230-405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed under Item 5.07 of this Current Report on Form 8-K, at the 2021 annual meeting of stockholders (the “Annual Meeting”) of TherapeuticsMD, Inc., a Nevada corporation (the “Company”), held on May 27, 2021, the stockholders of the Company approved the First Amendment (the “Amendment”) to the TherapeuticsMD, Inc. 2019 Stock Incentive Plan (the “2019 Plan”) to increase the number of shares of common stock, $0.001 par value per share (“Common Stock”), of the Company available under the 2019 Plan by 22,475,000 shares.

The Amendment is described in greater detail in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”), filed with the United States Securities and Exchange Commission (“SEC”) on April 14, 2021, under the heading “Proposal Four: Approval of Amendment to TherapeuticsMD, Inc. 2019 Stock Incentive Plan”, and such description is incorporated by reference herein.

The foregoing description of the Amendment is only a summary and is qualified in its entirety by reference to the full text of the Amendment and the 2019 Plan, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 27, 2021, the Company held the Annual Meeting. At the close of business on April 5, 2021, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 393,190,188 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. The holders of 262,186,558 shares of Common Stock were represented virtually or by proxy at the Annual Meeting, constituting a quorum. At the Annual Meeting, the stockholders of the Company considered and voted on proposals to: (1) elect nine directors to serve until the Company’s next annual meeting of stockholders or until their successors are duly elected and qualified; (2) approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended December 31, 2020; (3) approve a stock option exchange program for those employees of the Company who are not named executive officers (the “Non-Executive Option Exchange Program”); (4) approve the Amendment; and (5) ratify the appointment of Grant Thornton LLP, an independent registered public accounting firm, as the independent auditor of the Company for the fiscal year ending December 31, 2021.

Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting. For more information on the following proposals, see the Proxy Statement.

Proposal 1: All of the nine nominees for the Company’s Board of Directors were elected to serve until the Company’s next annual meeting of stockholders or until their successors are duly elected and qualified, by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
Tommy G. Thompson	126,246,422	18,604,875	117,335,261
Robert G. Finizio	131,760,511	13,090,786	117,335,261
Paul M. Bisaro	135,398,716	9,452,581	117,335,261
J. Martin Carroll	126,680,602	18,170,695	117,335,261
Cooper C. Collins	134,102,295	10,749,002	117,335,261
Karen L. Ling	135,148,104	9,703,193	117,335,261
Jules A. Musing	132,758,355	12,092,942	117,335,261
Gail K. Naughton, Ph.D.	135,155,770	9,695,527	117,335,261
Angus C. Russell	122,600,489	22,250,808	117,335,261

Proposal 2: The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers for fiscal year ended December 31, 2020, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
108,714,394	31,639,112	4,497,791	117,335,261

Proposal 3: The Company’s stockholders approved the Non-Executive Option Exchange Program, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
121,206,929	22,372,399	1,271,969	117,335,261

Proposal 4: The Company’s stockholders approved the Amendment, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
126,566,327	17,584,675	700,295	117,335,261

Proposal 5: The Company’s stockholders ratified the appointment of Grant Thornton, LLP, an independent registered public accounting firm, as the independent auditor of the Company for the fiscal year ending December 31, 2021, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
249,898,514	9,142,295	3,145,749	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Index

Exhibit Number	Description of Exhibit

10.1	First Amendment to the TherapeuticsMD, Inc. 2019 Stock Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 14, 2021).

10.2	TherapeuticsMD, Inc. 2019 Stock Incentive Plan (incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8 filed with the SEC on June 21, 2019 (SEC File No. 333-232268)).

104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2021	THERAPEUTICSMD, INC.

	By:	/s/ James C. D’Arecca
	Name:	James C. D’Arecca
	Title:	Chief Financial Officer